Exhibit 99.2

SITE Centers Corp.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2024 and December 31, 2023, 2022 and 2021

On October 1, 2024, SITE Centers Corp. (“SITE Centers” or the “Company”) entered into a Separation and Distribution Agreement with Curbline Properties Corp. (“Curbline”) and Curbline Properties LP (the “Operating Partnership”), pursuant to which the Company transferred a portfolio of convenience retail properties and certain other assets, liabilities and obligations to Curbline and effected a pro rata special distribution (the “Distribution”) of all of the outstanding shares of Curbline common stock to the common shareholders of SITE Centers as of September 23, 2024, the record date for the Distribution (the “Spin-off”). In connection with the Spin-off, on October 1, 2024, the Company also entered into a Shared Services Agreement with Curbline and the Operating Partnership. As a result of the Spin-off, Curbline is now an independent public company and its common stock is listed under the symbol “CURB” on the New York Stock Exchange.

The unaudited pro forma condensed consolidated statements of operations included herein for the six months ended June 30, 2024 and year ended December 31, 2023 represent the results of the Company and give effect to the Spin-off as discontinued operations and other transactions described below as if they all occurred on January 1, 2023. In addition, pro forma condensed consolidated statements of operations for the years ended December 31, 2022 and 2021 are included to reflect the impact of discontinued operations resulting from the Spin-off. The pro forma condensed consolidated balance sheet assumes the Spin-off and other transactions described below all occurred on June 30, 2024.

The unaudited pro forma adjustments include the following:

•	consummation of the Spin-off on October 1, 2024;

•	performance of the Shared Services Agreement;

•	transfer of $800.0 million of cash from SITE Centers to Curbline upon consummation of the separation pursuant to the terms of the Separation and Distribution Agreement;

•	establishment of a payable to Curbline for construction costs pursuant to the terms of the Separation and Distribution Agreement.

The unaudited pro forma condensed consolidated financial statements of the Company are not necessarily indicative of what the Company’s financial condition or results of operations would have been for the periods presented, nor are they representative of the future financial condition or results of operations of the Company. The unaudited pro forma condensed consolidated financial statements of the Company should be read in conjunction with the historical financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the six months ended June 30, 2024 and Curbline Predecessor’s combined financial statements and the notes thereto as of and for the year ended December 31, 2023 and as of and for the six months ended June 30, 2024 included in its Information Statement filed as an exhibit to Curbline’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on September 3, 2024.

SITE Centers Corp.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2024

($ in thousands)

	Company Historical (A)	Transaction Accounting Adjustments (B)	Other Transaction Adjustments		Pro Forma
Assets
Land	$766,741	$(341,666)			$425,075
Buildings	2,709,676	(667,281)			2,042,395
Fixtures and tenant improvements	460,678	(66,120)			394,558

	3,937,095	(1,075,067)	—		2,862,028
Less: Accumulated depreciation	(1,322,286)	149,380			(1,172,906)

	2,614,809	(925,687)	—		1,689,122
Construction in progress and land	34,304	(12,852)			21,452

Total real estate assets, net	2,649,113	(938,539)	—		1,710,574

Investments in and advances to joint ventures, net	32,576				32,576
Cash and cash equivalents	1,181,292	(1,526)	$(800,000)	(C)	379,766
Restricted cash	4,286				4,286
Accounts receivable	48,165	(11,535)			36,630
Other assets, net	130,133	(53,058)			77,075

	$4,045,565	$(1,004,658)	$(800,000)		$2,240,907

Liabilities and Equity					—
Unsecured indebtedness
Senior notes, net	$1,216,029				$1,216,029
Term loan, net	199,023				199,023
Revolving credit facility	—				—

	1,415,052	—	—		1,415,052
Mortgage indebtedness, net	98,579				98,579

Total indebtedness	1,513,631	—	—		1,513,631
Accounts payable and other liabilities	167,665	(39,138)	34,400	(D)	162,927
Dividends payable	30,170				30,170

Total liabilities	1,711,466	(39,138)	34,400		1,706,728

Commitments and contingencies
Total SITE Centers shareholders’ equity	2,334,099	(965,520)	(834,400)	(C,D)	534,179

Total equity	2,334,099	(965,520)	(834,400)		534,179

	$4,045,565	$(1,004,658)	$(800,000)		$2,240,907

The accompanying notes are an integral part of these condensed consolidated financial statements.

Transaction Accounting Adjustments:

(A)	Reflects the unaudited historical condensed consolidated balance sheet of the Company as of June 30, 2024.
(B)	Reflects the historical unaudited combined balance sheet of Curbline as of June 30, 2024.
(C)

Reflects the transfer of unrestricted cash of $800.0 million and corresponding equity contribution to Curbline upon consummation of the Spin-off pursuant to the terms of the Separation and Distribution Agreement.

(D)

Reflects SITE Centers’ payable to Curbline for future funding commitments included in the Separation and Distribution Agreement for all costs and expenses in connection with redevelopment projects at Curbline properties located in Boca Raton, Florida, Miami, Florida and Freehold, New Jersey estimated at approximately $34.4 million as of June 30, 2024.

SITE Centers Corp.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2024

($ in thousands, except per share amounts)

	Company Historical (A)	Transaction Accounting Adjustments (B)		Other Transaction Adjustments		Pro Forma
Revenues from operations:
Rental income	$233,072	$(55,810)				$177,262
Fee and other income	4,690	(385)		1,080	(C)	5,385

	237,762	(56,195)		1,080		182,647
Rental operation expenses:
Operating and maintenance	39,795	(5,991)				33,804
Real estate taxes	32,886	(5,996)				26,890
Impairment charges	66,600	—				66,600
General and administrative	23,785	(3,725)	(D)			20,060
Depreciation and amortization	83,589	(18,611)				64,978

	246,655	(34,323)		—		212,332
Other income (expense):
Interest expense	(37,339)	416				(36,923)
Interest income	15,844	—				15,844
Gain on debt retirement	1,037	—				1,037
Loss on equity derivative instruments	(5,166)	—				(5,166)
Other income (expense), net	(18,034)	7,245				(10,789)

	(43,658)	7,661		—		(35,997)

(Loss) income before earnings from equity method investments and other items	(52,551)	(14,211)		1,080		(65,682)
Equity in net income of joint ventures	78					78
Gain on sale and change in control of interests	2,669					2,669
Gain on disposition of real estate, net	265,030					265,030

Income before tax expense	215,226	(14,211)		1,080		202,095
Tax expense of taxable REIT subsidiaries and state franchise and income taxes	(533)					(533)

Net income from continuing operations attributable to SITE Centers	$214,693	$(14,211)		$1,080		$201,562

Preferred dividends	(5,578)					(5,578)

Net income from continuing operations attributable to common shareholders	$209,115	$(14,211)		$1,080		$195,984

Net income from continuing operations attributable to SITE per share of Common Stock (dollars)
Basic	$3.99					$3.74	(E)

Diluted	$3.98					$3.74	(E)

Weighted average common shares outstanding
Basic	52,371					52,371

Diluted	52,563			(185)	(F)	52,378

The accompanying notes are an integral part of these condensed consolidated financial statements.

SITE Centers Corp.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2023

($ in thousands, except per share amounts)

	Company Historical (A)	Transaction Accounting Adjustments (B)		Other Transaction Adjustments		Pro Forma
Revenues from operations:
Rental income	$537,066	$(93,004)				$444,062
Fee and other income	9,209	(656)		$1,812	(C)	10,365

	546,275	(93,660)		1,812		454,427
Rental operation expenses:
Operating and maintenance	88,959	(10,653)				78,306
Real estate taxes	76,762	(11,261)				65,501
General and administrative	50,867	(5,215)	(D)			45,652
Depreciation and amortization	212,460	(31,993)				180,467

	429,048	(59,122)		—		369,926
Other income (expense):
Interest expense	(82,002)	1,520				(80,482)
Other income (expense), net	3,189	2,376				5,565

	(78,813)	3,896		—		(74,917)

Income before earnings from equity method investments and other items	38,414	(30,642)		1,812		9,584
Equity in net income of joint ventures	6,577	—				6,577
Gain on sale and change in control of interests	3,749	—				3,749
Gain on disposition of real estate, net	219,026	(371)				218,655

Income before tax expense	267,766	(31,013)		1,812		238,565
Tax expense of taxable REIT subsidiaries and state franchise and income taxes	(2,045)	—				(2,045)

Net income from continuing operations	$265,721	$(31,013)		$1,812		$236,520

Income attributable to non-controlling interests, net	(18)	—				(18)

Net income from continuing operations attributable to SITE Centers	$265,703	$(31,013)		$1,812		$236,502

Preferred dividends	(11,156)	—				(11,156)

Net income from continuing operations attributable to common shareholders	$254,547	$(31,013)		$1,812		$225,346

Net income from continuing operations attributable to SITE per share of Common Stock (dollars)
Basic	$4.85					$4.30	(E)

Diluted	$4.85					$4.30	(E)

Weighted average common shares outstanding
Basic	52,365					52,365

Diluted	52,405			(40)	(F)	52,365

The accompanying notes are an integral part of these condensed consolidated financial statements.

SITE Centers Corp.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2022

($ in thousands, except per share amounts)

	Company Historical (A)	Transaction Accounting Adjustments (B)		Pro Forma
Revenues from operations:
Rental income	$537,106	$(72,855)		$464,251
Fee and other income	15,247	(281)		14,966

	552,353	(73,136)		479,217
Rental operation expenses:
Operating and maintenance	89,278	(7,385)		81,893
Real estate taxes	80,706	(7,990)		72,716
Impairment charges	2,536	—		2,536
General and administrative	46,564	(3,775)	(D)	42,789
Depreciation and amortization	203,546	(26,627)		176,919

	422,630	(45,777)		376,853
Other income (expense):
Interest expense	(77,692)	1,619		(76,073)
Other income (expense), net	(2,540)	10		(2,530)

	(80,232)	1,629		(78,603)

Income before earnings from equity method investments and other items	49,491	(25,730)		23,761
Equity in net income of joint ventures	27,892	—		27,892
Gain on sale and change in control of interests	45,581	—		45,581
Gain on disposition of real estate, net	46,644	—		46,644

Income before tax expense	169,608	(25,730)		143,878
Tax expense of taxable REIT subsidiaries and state franchise and income taxes	(816)	—		(816)

Net income from continuing operations	$168,792	$(25,730)		$143,062

Income attributable to non-controlling interests, net	(73)	—		(73)

Net income from continuing operations attributable to SITE Centers	$168,719	$(25,730)		$142,989

Preferred dividends	(11,156)	—		(11,156)

Net income from continuing operations attributable to common shareholders	$157,563	$(25,730)		$131,833

Net income from continuing operations attributable to SITE per share of Common Stock (dollars)
Basic	$2.95			$2.48	(E)

Diluted	$2.94			$2.47	(E)

Weighted average common shares outstanding
Basic	53,250			53,250

Diluted	53,471			53,471

The accompanying notes are an integral part of these condensed consolidated financial statements.

SITE Centers Corp.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2021

($ in thousands, except per share amounts)

	Company Historical (A)	Transaction Accounting Adjustments (B)		Pro Forma
Revenues from operations:
Rental income	$490,799	$(52,194)		$438,605
Fee and other income	42,065	(123)		41,942

	532,864	(52,317)		480,547
Rental operation expenses:
Operating and maintenance	76,716	(4,671)		72,045
Real estate taxes	76,071	(6,105)		69,966
Impairment charges	7,270	—		7,270
General and administrative	55,052	(3,299)	(D)	51,753
Depreciation and amortization	185,768	(15,004)		170,764

	400,877	(29,079)		371,798
Other income (expense):
Interest expense	(76,383)	2,146		(74,237)
Other income (expense), net	(1,185)	7		(1,178)

	(77,568)	2,153		(75,415)

Income before earnings from equity method investments and other items	54,419	(21,085)		33,334
Equity in net income of joint ventures	47,297	—		47,297
Gain on sale and change in control of interests	19,185	—		19,185
Gain on disposition of real estate, net	6,065	—		6,065

Income before tax expense	126,966	(21,085)		105,881
Tax expense of taxable REIT subsidiaries and state franchise and income taxes	(1,550)	—		(1,550)

Net income from continuing operations	$125,416	$(21,085)		$104,331

Income attributable to non-controlling interests, net	(481)	427		(54)

Net income from continuing operations attributable to SITE Centers	$124,935	$(20,658)		$104,277

Write-off of preferred share original issuance costs	(5,156)	—		(5,156)
Preferred dividends	(13,656)	—		(13,656)

Net income from continuing operations attributable to common shareholders	$106,123	$(20,658)		$85,465

Net income from continuing operations attributable to SITE per share of Common Stock (dollars)
Basic	$2.04			$1.64	(E)

Diluted	$2.03			$1.63	(E)

Weighted average common shares outstanding
Basic	52,001			52,001

Diluted	52,286			52,286

The accompanying notes are an integral part of these condensed consolidated financial statements.

SITE Centers Corp.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2024 and for the years ended December 31, 2023, 2022 and 2021 (continued)

($ in thousands)

Transaction Accounting Adjustments:

(A)	Reflects the unaudited condensed consolidated statements of operations of the Company for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022 and 2021.
(B)

Reflects the removal of revenues and expenses for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022 and 2021 attributable to Curbline from the historical results presented.

(C)

Reflects an adjustment to include the fees for services under the Shared Services Agreement for the six months ended June 30, 2024 and the year ended December 31, 2023. The fee is calculated based on 2.0% of Curbline’s Gross Revenue (as defined in the Shared Services Agreement).

(D)

The allocation of general and administrative expenses to Curbline for the periods presented approximates the contractually supportable general and administrative expenses expected to be incurred by Curbline relating to employee salaries for former Company employees whose employment transferred to Curbline in connection with the Spin-off plus amounts that Curbline will pay to SITE Centers under the Shared Services Agreement.

(E)

Pro forma income per common share is based upon the historical basic and diluted weighted-average number of common shares outstanding during the six months ended June 30, 2024 and the years ended December 31, 2023, 2022 and 2021. Effective as of the opening of trading on August 19, 2024, the Company effected a 1-for-4 reverse stock split of its issued and outstanding common shares, which is reflected in these proforma adjustments.

(F)

Reflects the removal of performance-based restricted share units issued to former Company employees whose employment transferred to Curbline in connection with the Spin-off that were considered in the computation of diluted earnings per share for the six months ended June 30, 2024 and the years ended December 31, 2023.